UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2026

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 3rd Avenue North, #400 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

GS Capital SPA and Note

On July 31, 2026, the Company entered into a Securities Purchase Agreement (the “SPA”) with GS Capital Partners, LLC (the “Investor”), pursuant to which the Company issued to the Investor a Convertible Promissory Note in the original principal amount of $135,000 (the “Note”).

The Note bears an original issue discount of $13,500, resulting in net proceeds of $121,500 to the Company before payment of approximately $5,000 in legal and other transaction-related expenses.

The Note matures on July 13, 2027, unless earlier converted or repaid in accordance with its terms. Principal payments shall be made in seven (7) installments, each in the amount of $22,178.57 commencing on the 181st day anniversary following the Issue Date (July 31, 2026) and continuing thereafter each thirty (30) days for six (6) months.

The Note is convertible into shares of the Company’s common stock at a conversion price equal to 75% of the lowest trading price of the Company’s common stock during the five (5) trading days prior to the applicable conversion date, subject to adjustment as set forth in the Note.

In connection with the transaction, the Company agreed to issue 59,000 shares of its common stock to the Investor as a commitment fee for the Note.

The Company also agreed to reserve a sufficient number of shares of its common stock for issuance upon conversion of the Note, currently estimated at up to 3,701,799 shares.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On August 6, 2026, Silverback Capital Corporation (“SCC”) requested the issuance of 500,000 shares of Common Stock to SCC, representing a payment of approximately $65,700.

On August 5, 2026, the Company issued GS Capital Partners 59,000 shares of common stock, valued at $0.20 per share, as a commitment fee for the Note set forth in Item 1.01 above.

All of the above-described issuances (if any) were exempt from registration pursuant to Section 4(a)(2), and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	GS Capital Securities Purchase Agreement dated July 31, 2026
10.2	GS Capital Note dated July 31, 2026
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: August 7, 2026	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr.
Chief Executive Officer

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